Exhibit I

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Ordinary Shares of Ingersoll-Rand PLC. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement this 8th day of May, 2012.

TRIAN FUND MANAGEMENT, L.P. By: Trian Fund Management GP, LLC, its general partner By: /s/ EDWARD P.GARDEN Name: Edward P. Garden Title: Member
TRIAN FUND MANAGEMENT GP, LLC By: /s/ EDWARD P.GARDEN Name: Edward P. Garden Title: Member
TRIAN PARTNERS, L.P. By: Trian Partners GP, L.P., its general partner By: Trian Partners General Partner, LLC, its general partner By: /s/ EDWARD P.GARDEN Name: Edward P. Garden Title: Member

TRIAN PARTNERS MASTER FUND, L.P.

By: Trian Partners GP, L.P., its general partner

By: Trian Partners General Partner, LLC,

its general partner

By: /s/ EDWARD P.GARDEN

Name: Edward P. Garden

Title: Member

TRIAN PARTNERS MASTER FUND (ERISA), L.P.

By: Trian Partners (ERISA) GP, L.P., its general partner

By: Trian Partners (ERISA) General Partner, LLC, its general partner

By: /s/ EDWARD P.GARDEN

Name: Edward P. Garden

Title: Member

TRIAN PARTNERS PARALLEL FUND I, L.P. By: Trian Partners Parallel Fund I General Partner, LLC, its general partner By: /s/ EDWARD P.GARDEN Name: Edward P. Garden Title: Member

TRIAN SPV (SUB) VI, L.P.

By: Trian Partners SPV VI GP, L.P., its general partner

By: Trian Partners SPV VI General Partner, LLC, its general partner

By: /s/ EDWARD P.GARDEN

Name: Edward P. Garden

Title: Member

TRIAN SPV (SUB) VI-A, L.P.

By: Trian Partners SPV VI-A GP, L.P., its general partner

By: Trian Partners SPV VI-A General Partner, LLC, its general partner

By: /s/ EDWARD P.GARDEN

Name: Edward P. Garden

Title: Member

TRIAN PARTNERS STRATEGIC INVESTMENT FUND-A, L.P.

By: Trian Partners Strategic Investment Fund-A GP, L.P., its general partner

By: Trian Partners Strategic Investment Fund-A General Partner LLC., its general partner

By: /s/ EDWARD P.GARDEN

Name: Edward P. Garden

Title: Member

TRIAN PARTNERS STRATEGIC CO-INVESTMENT FUND–A, L.P.

By: Trian Partners Strategic Co-Investment

Fund-A GP, L.P. its general partner

By: Trian Partners Strategic Co-Investment Fund-A General Partner, LLC., its general partner

By: /s/ EDWARD P.GARDEN

Name: Edward P. Garden

Title: Member

TRIAN PARTNERS STRATEGIC INVESTMENT FUND, L.P.

By: Trian Partners Strategic Investment

Fund GP, L.P., its general partner

By: Trian Partners Strategic Investment

Fund General Partner, LLC,

its general partner

By: /s/ EDWARD P.GARDEN

Name: Edward P. Garden

Title: Member

/s/ NELSON PELTZ NELSON PELTZ
/s/ PETER W. MAY PETER W. MAY
/s/ EDWARD P.GARDEN EDWARD P. GARDEN
CALIFORNIA STATE TEACHERS’ RETIREMENT SYSTEM

By: /s/ DEBRA SMITH Name: Debra M. Smith Title: Director of Investment Operations